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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 21, 2003
                                                 -------------------------------

                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)


            1-31330                                       98-0355628
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   (Commission File Number)                    (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                     77002
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(Address of Principal Executive Offices)                  (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

         Exhibits

         99.1 Copy of slide presentation for Cooper Industries, Ltd.'s mid-year update and business review conducted on August 21, 2003.


Item 9. Regulation FD Disclosure.

Mid-Year Update and Business Review

On August 21, 2003, the Company conducted its mid-year update and business review with investment analysts. A copy of the slide presentation is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, LTD.
                                             (Registrant)



Date: August 21, 2003                        /s/ Terry A. Klebe
                                             -----------------------------------
                                             Terry A. Klebe
                                             Senior Vice President and
                                             Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.
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
      99.1        Copy of slide presentation for Cooper Industries, Ltd.'s
                  mid-year update and business review conducted on August 21,
                  2003.